UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2016

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, D04 C5Y6, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Compensation Committee of our Board of Directors previously approved (i) an amendment to our 2014 Equity Incentive Plan, as amended (the “2014 Plan”), subject to shareholder approval, to, among other things, increase the aggregate number of ordinary shares authorized for issuance under the 2014 Plan by 6,000,000 shares (the “2014 Plan Amendment”), (ii) an amendment to our 2014 Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval of the 2014 Plan Amendment, to decrease the aggregate number of ordinary shares authorized for issuance under the ESPP by 5,000,000 shares and (iii) an amendment to our 2014 Non-Employee Equity Plan (the “2014 Non-Employee Equity Plan”), subject to shareholder approval of the 2014 Plan Amendment, to decrease the aggregate number of ordinary shares authorized for issuance under the 2014 Non-Employee Equity Plan by 1,000,000 shares. On May 3, 2016, our shareholders approved the 2014 Plan Amendment.

A complete copy of the amended 2014 Plan, the amended ESPP and the amended 2014 Non-Employee Equity Plan are filed herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively. The above summary of the amended 2014 EIP, the amended ESPP and the amended 2014 Non-Employee Equity Plan do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of shareholders at our 2016 Annual General Meeting of Shareholders held on May 3, 2016.

Proposal 1 — Election of directors.

The following directors were elected to serve for three-year terms until the 2019 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified.

Director Elected	For	Against	Abstain	Broker Non-Votes
Michael Grey	112,642,690	5,375,887	93,493	20,142,320
Jeff Himawan, Ph.D.	112,644,742	5,372,679	94,649	20,142,320
Ronald Pauli	112,532,555	5,486,741	92,774	20,142,320

Proposal 2 — Approval of an amendment to our Memorandum of Association.

For	Against	Abstain	Broker Non-Votes
137,117,730	493,353	643,307	0
Proposal 3 — Approval of an amendment to our Articles of Association.
For	Against	Abstain	Broker Non-Votes
137,116,776	516,569	621,045	0
Proposal 4 — Authorization for us and/or any of our subsidiaries to make market purchases or overseas market purchases of our ordinary shares.
For	Against	Abstain	Broker Non-Votes
137,459,686	387,780	406,924	0
Proposal 5 — Approval of our amended and restated 2014 Plan.
For	Against	Abstain	Broker Non-Votes
90,037,631	27,791,812	282,627	20,142,320

Proposal 6 — Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and the authorization of the Audit Committee of our Board of Directors to determine the auditors’ remuneration.

For	Against	Abstain	Broker Non-Votes
137,893,595	176,136	184,659	0
Proposal 7 — Approval, on an advisory basis, of the compensation of our named executive officers.
For	Against	Abstain	Broker Non-Votes
66,170,700	37,182,186	14,759,184	20,142,320

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Horizon Pharma Public Limited Company 2014 Equity Incentive Plan, as amended, and Form of Option Agreement, Form of Stock Option Grant Notice, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Unit Grant Notice thereunder.

99.2	Horizon Pharma Public Limited Company 2014 Employee Share Purchase Plan, as amended.

99.3	Horizon Pharma Public Limited Company 2014 Non-Employee Equity Plan, as amended, and Form of Option Agreement, Form of Stock Option Grant Notice, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Unit Grant Notice thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2016	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Horizon Pharma Public Limited Company 2014 Equity Incentive Plan, as amended, and Form of Option Agreement, Form of Stock Option Grant Notice, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Unit Grant Notice thereunder.

99.2	Horizon Pharma Public Limited Company 2014 Employee Share Purchase Plan, as amended.

99.3	Horizon Pharma Public Limited Company 2014 Non-Employee Equity Plan, as amended, and Form of Option Agreement, Form of Stock Option Grant Notice, Form of Restricted Stock Unit Agreement and Form of Restricted Stock Unit Grant Notice thereunder.